Harbor International & Global Funds

Supplement to Prospectus dated March 1, 2019
August 2, 2019
Effective August 1, 2019, Harbor Capital Advisors, Inc., the investment adviser to Harbor Emerging Markets Equity Fund (the “Fund”), has contractually agreed to waive 0.15% of its management fee and to limit the Fund’s Total Annual Fund Operating Expenses, excluding interest expense, if any, to 0.93%, 1.01%, 1.26%, and 1.38% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through July 31, 2020.
As a result, the sections entitled “Annual Fund Operating Expenses” and “Expense Example” under “Fees and Expenses of the Fund” in the Prospectus are deleted and replaced with the following:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect brokerage commissions you may pay when buying or selling shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees[1]	0.95%	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[2]	0.32%	0.40%	0.40%	0.52%
Total Annual Fund Operating Expenses	1.27%	1.35%	1.60%	1.72%
Fee Waiver and Expense Reimbursement[1]	(0.34)%	(0.34)%	(0.34)%	(0.34)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1]	0.93%	1.01%	1.26%	1.38%
1  The Adviser has contractually agreed to waive 0.15% of its management fee and to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.93%, 1.01%, 1.26%, and 1.38% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through July 31, 2020. Only the Fund’s Board of Trustees may modify or terminate these agreements.
2  Restated to reflect current fees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect brokerage commissions you may pay when buying or selling shares of the Fund. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$ 95	$369	$664	$1,504
Institutional	$103	$394	$707	$1,594
Administrative	$128	$472	$839	$1,871
Investor	$140	$509	$902	$2,002
Investors Should Retain This Supplement For Future Reference
S0819.P.IG